UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 17, 2009
MARATHON OIL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-5153	25-0996816
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

5555 San Felipe Road, Houston, Texas	77056-2723
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 629-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-1.1
EX-4.2
EX-5.1

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
          On February 17, 2009, Marathon Oil Corporation (“Marathon”) completed the sale of $700,000,000 aggregate principal amount of its 6.50% Senior Notes due 2014 and $800,000,000 aggregate principal amount of its 7.50% Senior Notes due 2019 (collectively, the “Notes”), which were sold pursuant to an underwriting agreement (the “Underwriting Agreement”). The Notes were issued under an Indenture dated February 26, 2002 between Marathon and The Bank of New York Mellon Trust Company, N.A., successor in interest to JPMorgan Chase Bank, as Trustee, relating to senior debt securities of Marathon (the “Senior Indenture”). The Underwriting Agreement, the Senior Indenture and the forms of the Notes are included as exhibits to this current report and are incorporated by reference into this Item 2.03.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.

1.1	Underwriting Agreement dated February 11, 2009 among Marathon and Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, J.P. Morgan Securities Inc., Citigroup Global Markets Inc. and Deutsche Bank Securities, as representatives of the several underwriters named therein.

4.1	Indenture dated February 26, 2002 between Marathon and The Bank of New York Mellon Trust Company, N.A., successor in interest to JPMorgan Chase Bank, as Trustee, relating to senior debt securities of Marathon (incorporated by reference to Exhibit 4.4 to Marathon’s Registration Statement on Form S-3 filed with the SEC on July 26, 2007 (Reg. No. 333-144874)).

4.2	Officers’ Certificate delivered pursuant to Sections 1.02, 2.01, 3.01 and 3.03 of the Senior Indenture, dated as of February 17, 2009, providing for the issuance of Marathon’s 6.50% Senior Notes due 2014 and 7.50% Senior Notes due 2019.

4.3	Form of Notes (included in Exhibit 4.2 above).

5.1	Opinion of Baker Botts L.L.P.

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SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARATHON OIL CORPORATION
Date: February 17, 2009	By:	/s/ Michael K. Stewart
		Name:	Michael K. Stewart
		Title:	Vice President, Accounting and Controller

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EXHIBIT INDEX

Number	Exhibit

1.1	Underwriting Agreement dated February 11, 2009 among Marathon and Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, J.P. Morgan Securities Inc., Citigroup Global Markets Inc. and Deutsche Bank Securities, as representatives of the several underwriters named therein.

4.1	Indenture dated February 26, 2002 between Marathon and The Bank of New York Mellon Trust Company, N.A., successor in interest to JPMorgan Chase Bank, as Trustee, relating to senior debt securities of Marathon (incorporated by reference to Exhibit 4.4 to Marathon’s Registration Statement on Form S-3 filed with the SEC on July 26, 2007 (Reg. No. 333-144874)).

4.2	Officers’ Certificate delivered pursuant to Sections 1.02, 2.01, 3.01 and 3.03 of the Senior Indenture, dated as of February 17, 2009, providing for the issuance of Marathon’s 6.50% Senior Notes due 2014 and 7.50% Senior Notes due 2019.

4.3	Form of Notes (included in Exhibit 4.2 above).

5.1	Opinion of Baker Botts L.L.P.